UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 30, 2020

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Forms of Restricted Stock Award Agreements

On January 30, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Paycom Software, Inc. (the “Company”) approved and adopted new form award agreements for grants of restricted stock under the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”) to the Company’s chief executive officer and other executive officers. Copies of the form award agreements for grants of restricted stock to the Company’s chief executive officer and other executive officers are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Restricted Stock Awards

On January 30, 2020, the Committee approved the following awards of restricted stock under the LTIP to the Company’s executive officers:

	Number of shares scheduled to vest at total enterprise value =		Total awarded shares
	$23.75 billion	$27.7 billion
Chad Richison	80,500	80,500	161,000
Craig E. Boelte	23,000	23,000	46,000
Jeffrey D. York	23,000	23,000	46,000
Jon Evans	6,000	6,000	12,000
Bradley Smith	6,000	6,000	12,000

The shares underlying the awards to executive officers vest 50% on the first date, if any, that the Company’s total enterprise value (calculated as described below) equals or exceeds $23.75 billion and 50% on the first date, if any, that the Company’s total enterprise value equals or exceeds $27.7 billion, in each case provided that (i) such date occurs on or before the sixth (6th) anniversary of the grant date and (ii) the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. Total enterprise value is generally calculated based on the product of the average price of the Company’s common stock measured over 20 consecutive trading days and the number of shares outstanding (subject to certain adjustments), plus the principal amount of the Company’s outstanding funded indebtedness as of the most recent month-end, less the aggregate amount of the Company’s cash and cash equivalents as of the most recent month-end. The foregoing description of the restricted stock awards is qualified in its entirety by reference to the restricted stock award agreements attached hereto as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of CEO Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved January 30, 2020.

10.2	Form of Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved January 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: February 5, 2020	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer